UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                        SPICY GOURMET MANUFACTURING, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                        SPICY GOURMET MANUFACTURING, INC.
                        4731 West Atlantic Ave., Suite 7
                             Delray Beach, FL 33445
                                 (561) 265-5657

                              INFORMATION STATEMENT
        Pursuant To Section 14(c) of Securities and Exchange Act Of 1934

                  Approximate Date of Mailing: October 24, 2012

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information Statement is being furnished by the Board of Directors of Spicy Gourmet Manufacturing, Inc. (the "Company") to the stockholders of record of the Company's common stock at the close of business on October 23, 2012 (the "Record Date"), and is being sent to you to inform you of action which has been approved by the holders of at least a majority of the voting power of the Company outstanding on the Record Date, by written consents without holding a meeting of stockholders. By such written consents, such stockholders approved the following action:

     1. TO CHANGE THE NAME OF THE COMPANY TO "BULLSNBEARS.COM, INC."

Our Board of Directors unanimously adopted and approved the proposal on October 20, 2012, and on October 20, 2012, we received the written consent, in lieu of a meeting of stockholders, from the holders of a majority of the outstanding shares with the right to vote on these matters. No other votes were required to adopt the Amendment and none are being solicited hereunder.

This Information Statement is first being mailed or furnished to stockholders on or about October 24, 2012, and the Amendment described herein will not become effective until at least twenty (20) calendar days thereafter. We anticipate that the Certificate of Amendment will be filed with the State of Delaware to take effect on November 15. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.

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NO VOTE OR OTHER CONSENT OF OUR  STOCKHOLDERS  IS SOLICITED IN  CONNECTION  WITH
THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
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
                    OUTSTANDING SECURITIES AND VOTING RIGHTS

As of October 24, 2012, the Company had authorized capital stock consisting of 100,000,000 Common Shares, par value $0.0001 per share, and 20,000,000 Preferred Shares, par value $0.0001 per share. We have no other class of equity securities authorized, and we have no debt securities presently authorized. We have 11,180,000 Common Shares issued and outstanding as of the date of this filing and no Preferred Shares issued and outstanding as of the date of this filing. We also have 5,000,000 common stock purchase warrants outstanding which are convertible into an additional 5,000,000 Common Shares. The warrants are currently exercisable and may be exercised at any time prior to November 19, 2015 at an exercise price of $.25 per Share.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of Stockholders. However, under Delaware law, any action that may be taken at any stockholders' meeting may be taken by written consent of the requisite number of stockholders required to take such action. The Amendment requires the affirmative vote or written consent of the holders of a majority of the Company's outstanding common stock.

                              STOCKHOLDERS' RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions proposed and discussed in this Information Statement is authorized by Section 228 of the Corporation Law of the State of Delaware. This section provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power.

In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the proposed resolutions as early as possible in order to accomplish the purposes of the Company, the Company chose to obtain the written consent of its stockholders holding a majority of the Company's voting power.

The action described in this Information Statement cannot be taken until at least 20 days after this Information Statement has been first mailed to the Company's stockholders.

                              NO DISSENTERS' RIGHTS

Delaware Corporation Law does not provide for dissenter's rights in connection with any of the actions proposed in this Information Statement.

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
                                  THE AMENDMENT

GENERAL

The Board has approved, and the stockholders owning a majority of the shares entitled to vote on matters submitted to the stockholders have consented in writing to amend the Company's Articles of Incorporation to effectuate a change of name of the corporation to "BullsnBears.com, Inc.". The stockholders owning a majority of the issued and outstanding shares of the Common Stock have consented to the change of name on October 20, 2012, to become effective on November 15, 2012.

STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

As of October 24, 2012, the Company had 11,180,000 issued and outstanding shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held on all matters submitted to a vote of stockholders.

By written consent dated October 20, 2012 the stockholders owning a majority of the outstanding stock entitled to vote have approved the adoption and implementation of the Amendment. Such action is sufficient to satisfy the applicable requirements of Delaware law that stockholders approve such actions. Accordingly, stockholders will not be asked to take further action on the Amendment at any future meeting and the Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with the Amendment.

PURPOSE AND EFFECT OF NAME CHANGE

The Board of Directors has determined that a change of name of the corporation is necessary in order to properly reflect the new business plan of the corporation. On October 20, 2012, the corporation acquired the URL domain name and website of bullsnbears.com in an asset purchase transactions.

                           EFFECTIVENESS OF AMENDMENT

The Company reserves the right, upon notice to stockholders, to abandon or modify the proposed Amendment at any time prior to the filing of the Amendment upon consent of the Board and the holders of a majority of the existing stock entitled to vote on matters submitted to the stockholders.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.

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
           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table shows the beneficial ownership of the Company's common stock as of October 24, 2012. The table shows the amount of shares owned by each person known to the Company who will own beneficially more than five percent of the outstanding shares of any class of the Company's stock, based on the number of shares outstanding assuming completion of the reorganization; each of the Company's Directors and Executive Officers; and all of its Directors and Executive Officers as a group.

Title of Class     Beneficial Owner (1)                Ownership      Percentage
--------------     --------------------                ---------      ----------
Common Stock       Ali Balaban                         6,020,000        53.85%
                   Ayazago Maslak Yolu No: 5/A KAT:3
                   Maslak,, Sisli 34396, Turkey

                   Daniel Masters (2)
                   1752 Castellana Rd.,
                   La Jolla, CA 92037                  4,065,000        36.36%

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(1)  Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, involving the determination of beneficial owners of securities, a beneficial owner of securities is a person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to the securities, and any person who has the right to acquire beneficial ownership of the security within sixty days through means including the exercise of any option, warrant or conversion of a security.
(2)  Officer  and  Director.   The  percentage  of  shares  owned  is  based  on
     approximately 11,180,000 shares of common stock outstanding as of October 24, 2012.

                                  OTHER ACTION

No other action was taken or authorized by the stockholders' written consent to corporate action to which this Information Statement pertains.

                         COSTS OF INFORMATION STATEMENT

This Information Statement has been prepared by the Company and its Board of Directors. The Company will bear the costs of distributing this Information Statement to stockholders, including the expense of preparing, assembling, printing and mailing the Information Statement. Although there is no formal agreement to do so, the Company may reimburse attorneys, banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Information Statement and related materials to stockholders. The Company may pay for and use the services of other individuals or companies not regularly employed by the Company in connection with the distribution of this Information Statement if the Board of Directors of the Company determines that this is advisable.

By Order of the Board of Directors


/s/ Nick Arroyo
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Nick Arroyo, President  & CEO

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